MINERAL PROPERTY OPTION AGREEMENT



THIS AGREEMENT dated for reference July 6, 2004.


BETWEEN:


            LARRY SOSTAD, of 470 Granville Street, Suite 818, Vancouver, British Columbia, V6C 1C5;

            ("SOSTAD")

                                                               OF THE FIRST PART
AND:


            SCALA MINERALS INC., a body corporate, duly incorporated under the laws of the State of Nevada and having its head office at 318 Homer Street, Suite 400, Vancouver, British Columbia, V6B 2V2;

            ("SCALA")

                                                              OF THE SECOND PART

 W H E R E A S:

A. Sostad is the registered and beneficial owner of two mineral claims located in the Nicola Mining Division, British Columbia, and known as the Shore claims, which claims are more particularly described in Schedule "A" attached hereto which forms a material part hereof (collectively, the "Claims");

B. Sostad has agreed to grant to Scala the sole and exclusive right, privilege and option to explore the Claims together with the sole and exclusive right, privilege and option to purchase the Claims upon the terms and conditions hereinafter set forth;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:
1.                OPTIONOR'S REPRESENTATIONS

1.1               Sostad represents and warrants to Scala that:

          (a) Sostad is the registered and beneficial owner of the Claims and holds the right to explore and develop the Claims;

          (b) Sostad holds the Claims free and clear of all liens, charges and claims of others, and the Sostad has a free and unimpeded right of access to the Claims and have use of the Claims surface for the herein purposes;

          (c) The Claims have been duly and validly located and recorded in a good and miner-like manner pursuant to the laws of the Province of British Columbia and are in good standing in British Columbia as of the date of this Agreement;

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          (d)     There  are no  adverse  claims  or  challenges  against  or to
                  Sostad's ownership of or title to any of the Claims nor to the knowledge of Sostad is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase the Claims or any portion thereof;

          (e) Sostad has the full right, authority and capacity to enter into this Agreement without first obtaining the consent of any other person or body corporate and the consummation of the transaction herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of any indenture, agreement or other instrument whatsoever to which Sostad is a party or by which he is bound or to which he is subject; and

          (f) No proceedings are pending for, and Sostad is unaware of any basis for, the institution of any proceedings which could lead to the placing of Sostad in bankruptcy, or in any position similar to bankruptcy.

1.2 The representations and warranties of Sostad set out in paragraph 1.1 above form a part of this Agreement and are conditions upon which Scala has relied in entering into this Agreement and shall survive the acquisition of any interest in the Claims by Scala.

1.3 Sostad will indemnify Scala from all loss, damage, costs, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by Sostad and contained in this Agreement.

1.4 Sostad acknowledges and agrees that Scala has entered into this Agreement relying on the warranties and representations and other terms and conditions of this Agreement and that no information which is now known or which may hereafter become known to Scala shall limit or extinguish the right to indemnity hereunder, and, in addition to any other remedies it may pursue, Scala may deduct the amount of any such loss or damage from any amounts payable by it to Sostad hereunder.

2.                SCALA'S REPRESENTATIONS

                  Scala warrants and represents to Sostad that it is a body corporate, duly incorporated under the laws of the State of Nevada with full power and absolute capacity to enter into this Agreement and that the terms of this Agreement have been authorized by all necessary corporate acts and deeds in order to give effect to the terms hereof.

3.                GRANT OF OPTION

                  Sostad hereby gives and grants to Scala the sole and exclusive right and option to acquire a 100% undivided right, title and interest in and to the Claims (the "Option") by performing the acts and deeds and paying the sums provided for in paragraph 4.

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4.                CONSIDERATION FOR THE GRANT OF OPTION

4.1 In order to keep the Option granted to Scala in respect of the Claims in good standing and in force and effect, Scala shall be obligated to:

                  Cash Payment
                  ------------

          (a)     pay to Sostad a total of $13,000 as follows:

                   (i)  $3, 000 by July 2, 2004; and
                   (ii) an additional $10,000 by December 1, 2005;

                  Expenditure Commitments
                  -----------------------

         (b) incur, or cause to be incurred, exploration and development work on the Claims totalling at least $150,000 by December 1, 2005, which work shall be conducted by Scala under the direction of a qualified geologist or project engineer, as follows:

                  (i)   $5,000 in expenditures on the Claims by July 1, 2005;

                  (ii) an additional $45,000 in expenditures on the Claims by July 1, 2006; and

                  (iii) an additional $100,000 in expenditures on the Claims by
                        July 1, 2007.

                  Assessment Work
                  ---------------

         (c) pay, or cause to be paid, to Sostad, or on Sostad's behalf, as Scala may determine, all Claims payments and assessment work required to keep the Claims and this Option in good standing during the term of this Agreement.

5.               RIGHT TO ABANDON PROPERTY INTERESTS

5.1 Should Scala, in its sole discretion, determine that any part of the Claims no longer warrants further exploration and development, then Scala may abandon such interest or interests without affecting its rights or obligations under this Agreement, so long as Scala provides Sostad with 60 days notice of its intention to do so. Upon receipt of such notice, Sostad may request Scala to retransfer the title to such interest or interests to them, and Scala hereby agrees to do so, and upon expiry of the 60 days, or upon the earlier transfer thereof, such interests shall cease to be part of the Claims for the purposes of this Agreement.

5.2 Any part of the Claims that Scala returns to Sostad in accordance with paragraph 5.1 shall have a minimum of one year of assessment work credited against it at the time of return.

6.               TERMINATION OF OPTION

6.1 Subject to paragraph 6.2, the Option shall terminate if Scala fails to make the required cash payments or fails to complete the required assessment

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work in accordance  with paragraph 4.1 herein within the time periods  specified therein.


6.2 If Scala shall be in default of any requirement set forth in paragraph 4.1 herein, Sostad shall give written notice to Scala specifying the default and Scala shall not lose any rights granted under this Agreement, unless within 60 days after the giving of notice of default by Sostad, Scala has failed to take reasonable steps to cure the default by the appropriate performance.

6.3 If the Option is terminated in accordance with paragraphs 6.1 and 6.2 herein, Scala shall have no interest in or to the Claims, and all expenditures and payments made by Scala to or on behalf of Sostad under this Agreement shall be non-refundable by Sostad to Scala for which Scala shall have no recourse. Within 60 days of such termination, Scala shall transfer the Claims back to Sostad, failing which, Sostad shall have the right to act as attorney for Scala for the purpose of such transfer.

7.               ACQUISITION OF INTERESTS IN THE PROPERTY

                  At such time as Scala has made the required cash payments and exploration expenditures in accordance with paragraph 4.1 herein, within the time periods specified therein, then the Option shall be deemed to have been exercised by Scala, and Scala shall have thereby, without any further act, acquired an undivided 100% interest in and to the Claims.

8.               RIGHT OF ENTRY

                  For so long as the Option continues in full force and effect, Scala, its employees, agents, permitted assigns and independent contractors shall have the right to:

         (a)     enter upon the Claims;
         (b)     have exclusive and quiet possession of the Claims;
         (c)     incur expenditures;
         (d) bring upon and erect upon the Claims such mining facilities as Scala may consider advisable; and

         (e) remove from the Claims and sell or otherwise dispose of mineral products.

9.               OPERATOR

                 After the execution of this Agreement, Scala, or at Scala's option, its associate or nominee or such other unrelated entity as it may determine, will act as the operator of the Claims under this Agreement. Scala, if operator, may resign as the operator at any time by giving 60 calendar days prior written notice to Sostad, and within such 60 day period, Scala may appoint another party who covenants to act as the operator of the Claims upon such terms as Scala sees fit.

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10.              POWER AND AUTHORITY OF THE OPERATOR

10.1 After the execution of this Agreement, the Operator shall have full right, power and authority to do everything necessary or desirable in connection with the exploration and development of the Claims and to determine the manner of operation of the Claims as a mine.

10.2 Where possible, the Operator shall insure that all field work is conducted, and that all assay and work program results are verified, by a third party independent from Scala.

11.              FURTHER ASSURANCES


                 The parties hereto agree to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Agreement.

12.              FORCE MAJEURE

                 If Scala is prevented from or delayed in complying with any provisions of this Agreement by reasons of strikes, labour disputes, lockouts, labour shortages, power shortages, fires, wars, acts of God, governmental regulations restricting normal operations or any other reason or reasons beyond the control of Scala, the time limited for the performance of the various provisions of this Agreement as set out above shall be extended by a period of time equal in length to the period of such prevention and delay, and Scala, insofar as is possible, shall promptly give written notice to Sostad of the particulars of the reasons for any prevention or delay under this section, and shall take all reasonable steps to remove the cause of such prevention or delay and shall give written notice to Sostad as soon as such cause ceases to exist.

13.              ENTIRE AGREEMENT

                 This  Agreement  constitutes  the  entire  agreement   to  date
between the parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the parties hereto with respect to the subject matter of this Agreement.

14.              NOTICE

14.1 Any notice required to be given under this Agreement shall be deemed to be well and sufficiently given if delivered, or if mailed by registered mail, in the case of Sostad addressed to them as follows:

                 Larry Sostad
                 470 Granville Street, Suite 818
                 Vancouver, British Columbia
                 V6C 1V5


and in the case of Scala addressed as follows:

                 Scala Minerals Inc.
                 318 Homer Street, Suite 400
                 Vancouver, British Columbia
                 V6B 2V2

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                 Attention: Elena Krioukova, President

and any notice given as aforesaid shall be deemed to have been given, if delivered, when delivered, or if mailed by registered mail, on the fourth business day after the date of mailing thereof.

14.2 Either party hereto may from time to time by notice in writing change its address for the purpose of this section.

15.              OPTION ONLY

                 Until the Option is exercised, this is an option only and except as specifically provided otherwise, nothing herein contained shall be construed as obligating Scala to do any acts or make any payments hereunder and any acts or payments made hereunder shall not be construed as obligating Scala to do any further acts or make any further payments.

16.              RELATIONSHIP OF PARTIES

                 Nothing contained in this Agreement shall, except to the extent specifically authorized hereunder, be deemed to constitute either party hereto a partner, agent or legal representative of the other party.

17.              TIME OF ESSENCE

                 Time shall be of the essence of this Agreement.

18.              TITLES

                 The  titles to the   respective  sections  hereof  shall not be
deemed a part of this Agreement but shall be regarded as having been used for convenience only.

19.              CURRENCY

                 All funds referred to under the terms of this Agreement shall be funds designated in the lawful currency of the United Stares of America.

20.              SEVERABILITY

                 In the event that any of the paragraphs contained in this Agreement, or any portion of thereof, is unenforceable or is declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining terms or portions thereof contained in this Agreement and such unenforceable or invalid paragraph, or portion thereof, shall be severable from the remainder of the Agreement.

21.              APPLICABLE LAW

                 The situs of the Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws prevailing in the Province of British Columbia.

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22.              ENUREMENT

                 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                 IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

                                                     SCALA MINERALS, INC.

    /s/ Larry Sostad                                 per: /s/ Elena Krioukova
    ----------------                                 ------------------------
    Larry Sostad                                     Elena Krioukova, President


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                                  SCHEDULE "A"

                TO THAT CERTAIN AGREEMENT MADE AS OF July 6, 2004
                   BETWEEN LARRY SOSTAD AND SCALA MINERAL INC.


The Shore claims consist of a total of two mineral claims located in the Nicola Mining Division, British Columbia, Canada with the following record numbers and area:

                      Name of Claim                Tenure Number

                         Shore 1                       408582
                         Shore 2                       408583